Exhibit 99.16
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                Computational Materials and/or ABS Term Sheets

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Deal Name             CWABS 2005-9
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**Please fill in over this generic data

                                    ARM           FRM            Total/Avg.
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Percentage Bal.                      -             -                  -
--------------------------------- --------- ----------------- -----------------
Deal Balance                         -             -             680,568,475
--------------------------------- --------- ----------------- -----------------
WAM                                  -             -                 358
--------------------------------- --------- ----------------- -----------------
WALA                                 -             -                  0
--------------------------------- --------- ----------------- -----------------
WAC                                  -             -               0.0000%
--------------------------------- --------- ----------------- -----------------
CLTV (incl silent 2nds)              -             -               80.06%
--------------------------------- --------- ----------------- -----------------
Loan Balance                         -             -               151,676
--------------------------------- --------- ----------------- -----------------
Non-Full Doc %                       -             -               33.59%
--------------------------------- --------- ----------------- -----------------
DTI                                  -             -
--------------------------------- --------- ----------------- -----------------
IO %                                 -             -               22.28%
--------------------------------- --------- ----------------- -----------------
Second Lien %                        -             -                0.00%
--------------------------------- --------- ----------------- -----------------
Silent Seconds %                     -             -               32.80%
--------------------------------- ---------------------------------------------
FICO                              ***the weighted average of these (by 25%
                                  each) should equal the weighted average FICO
                                  of the deal
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1st Quartile                         -             -               526.15
--------------------------------- --------- ----------------- -----------------
2nd Quartile                         -             -               577.02
--------------------------------- --------- ----------------- -----------------
3rd Quartile                         -             -               610.86
--------------------------------- --------- ----------------- -----------------
4th Quartile                         -             -               650.50
--------------------------------- --------- ----------------- -----------------
Property Type                     100.00%       100.00%
--------------------------------- --------- ----------------- -----------------
Single Family %                      -             -               73.74%
--------------------------------- --------- ----------------- -----------------
PUD %                                -             -               17.17%
--------------------------------- --------- ----------------- -----------------
2-4 Unit %                           -             -                3.28%
--------------------------------- --------- ----------------- -----------------
MH %                                 -             -                0.00%
--------------------------------- --------- ----------------- -----------------
Occupancy Type                    100.00%       100.00%
--------------------------------- --------- ----------------- -----------------
Owner Occupied                       -             -               97.94%
--------------------------------- --------- ----------------- -----------------
2nd Home                             -             -                0.41%
--------------------------------- --------- ----------------- -----------------
Investor Prop.                       -             -                1.65%
--------------------------------- --------- ----------------- -----------------
Loan Purpose                      100.00%       100.00%
--------------------------------- --------- ----------------- -----------------
Purchase                             -             -               46.32%
--------------------------------- --------- ----------------- -----------------
Cash-Out                             -             -               49.10%
--------------------------------- --------- ----------------- -----------------
Rate-Reduction                       -             -                4.58%
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